Revolutionizing Glucose Monitoring



A fully implantable system for
Continuous **Blood** Glucose Monitoring

May 2025

Important Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this presentation. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on March 31, 2025.

Glucotrack

Glucotrack: Redefining the future of glucose monitoring

Our mission is to push the boundaries of diabetes management



Continuous Blood Glucose Monitor (CBGM)

Glucotrack's fully implantable, long-term system is designed to be less intrusive, more accurate, and dramatically easier to live with than traditional CGMs.

By removing the burden of wearables and frequent replacements, we aim to help patients better manage their diabetes and improve their quality of life.

Not shown at actual size.

Designed for the market's gaps. Built for the market's growth.

Differentiated product

- Fully implantable CBGM system offering 3 years of continuous monitoring with no wearable
- Eliminates key CGM barriers: discomfort, visibility, short sensor life, and daily maintenance
- Built on proven cardiovascular techniques for fast regulatory alignment and high physician acceptance

Large and expanding addressable market

- $11.6B global CGM market[1] and growing
- ~50% of eligible patients remain unserved due to dissatisfaction with current CGM options
- Broad reimbursement, aging population, and GLP-1 growth fuel market tailwinds
- Diabetes comorbidities (cardiovascular, renal) increase urgency for scalable long-term solutions

Clinical and regulatory validation

- First-in-human trial met safety endpoints with no device- or procedure-related SAEs
- Long-term OUS clinical study regulatory approval expected Q2 2025
- FDA IDE approval expected Q4 2025; early regulatory de-risking underway
- ISO 13485 certified, supporting quality and regulatory readiness

Source: 1. Close Concerns 4Q24 Industry Roundup – April 13, 2025.

Glucotrack

An experienced team to deliver the next standard of care



Paul V. Goode, PhD
President & CEO
- Glucose monitoring
- Implantable cardiac devices



Mark Tapsak, PhD
Chief Scientific Officer
- Glucose monitoring
- Implantable cardiac devices



Peter Wulff, MBA
Chief Financial Officer
- Structural heart
- Spinal implants
- Clinical diagnostics



Drinda Benjamin, MBA
VP, Marketing
- Glucose monitoring
- Insulin delivery



Sandie Martha, MS
VP, Clinical Operations
- Glucose monitoring
- Cardiology



JP Thrower, PhD
VP, Advanced Technologies
- Glucose monitoring
- Patient monitoring



Ted Williams
VP, Regulatory
- Glucose monitoring
- Cardiovascular gene therapy



Vincent Wong, MS
VP, Operations
- Implantable stimulators
- implantable orthopedics

Abbott
Dexcom
Medtronic
MiniMed Advancing solutions in diabetes
Senseonics
GlySens
Cardium Therapeutics
intuity medical
Guidant
Impulse Dynamics
Orchestra BioMed
Luminous Medical
Intersection Medical, Inc.
Collateral Therapeutics
tomz corporation
Cirtec Medical GmbH
Biological Dynamics
atec informed by EOS
JenaValve
mindray

Innovation in glucose monitoring can't wait

The diabetes crisis is driving systemic strain

1 in 10 adults have diabetes---that's a total of 38 million adults (and it's the 8th-leading cause of death in the United States)[1]

Diabetes is the #1 cause of blindness in adults aged 18–64

>25% of US healthcare dollars go to people with diabetes[2]

People with diabetes are 2x more likely to suffer heart disease or stroke

~40% of adults with diabetes have chronic kidney disease

Sources: 1. CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/index.html; Accessed on May 13, 2024 2. 2022 ADA Economic Costs of Diabetes in the U.S.

A sizeable global diabetes market… and CGM is just getting started

Growth by Product Type (2006–2024)[1]



Millions of USD
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
$96.6 B
$38.4 B
$18.3 B
$16.0 B
$11.6 B
$4.8 B
$3.9 B
$1.6 B
$244 M
Total
GLP-1 RAs
SGLT-2 Inhibitors
Insulin
CGM
DPP-4 Inhibitors
Insulin Pump
BGM
Glucagon

- CGM (pink) ranks among the fastest-growing categories (and is the fastest-growing device), seeing consistent year-over-year growth
  - There's a long runway ahead—especially for innovations that can improve adoption
  - Glucotrack offers a unique value proposition no current device delivers
- The GLP-1 class (green) is exploding—now the largest segment at $38.4B in 2024
  - As GLP-1 adoption soars, demand for complementary glucose monitoring solutions is rising

Glucotrack sits at the intersection of growth and unmet need; poised to expand and transform a rising category

Source: 1. Close Concerns 4Q24 Industry Roundup – April 13, 2025.

The CGM market is growing rapidly… but ~50% of the market in key segments remains untapped

CGM Global Quarterly Revenue ($ millions)[1]


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Pooled Quarterly Sales (millions)
$3,162
$1,597
$1,565
Global
US
OUS
1Q06
4Q06
3Q07
2Q08
1Q09
4Q09
3Q10
2Q11
1Q12
4Q12
3Q13
2Q14
1Q15
4Q15
3Q16
2Q17
1Q18
4Q18
3Q19
2Q20
1Q21
4Q21
3Q22
2Q23
1Q24
4Q24

Source: 1. Close Concerns 4Q24 Industry Roundup – April 13, 2025.

- $11.6B global CGM market in 2024[1] (approximately 50% US)
  - Q4 2025 revenue of $3.2B; +19%YOY; +11% sequential
- Since 1999 CGM adoption increased dramatically becoming the standard of care in many settings
  - Type 1 diabetes, Type 2 diabetes intensive insulin, Type 2 basal insulin, Type 2 hypoglycemic risk

Explosive growth since 2015 but only half of eligible patients are using CGM…**WHY?**

What’s holding CGM back? Barriers to broader adoption

Short sensor life limits convenience

CGMs require replacement every 10–15 days, adding to user burden

On-body discomfort drives drop-off

System can be uncomfortable, fall off prematurely and interfere with exercise, sleep, and daily activities

Lag in readings reduces trust

Because CGMs track interstitial fluid (not blood) there’s a 10–15-minute delay during rapid glucose shifts (eating, exercise)

Access and logistics remain a hassle

Frequent pre-authorization and inventory management create frustration for patients and providers

What patients want (but still are not getting)

Unaddressed patient needs growing in importance



70%
60%
50%
40%
30%
20%
10%
0%
22%
30%
21%
32%
32%
34%
27%
41%
39%
60%
44%
64%
Better sensor adhesive
Longer transmission distance
Better accuracy
Smaller, thinner CGM sensor
Shorter sensor warmup time
Longer sensor wear
2018
2023

Source: dQ&A Q1 2018 Market Research - Base CGM users (N=1,306); dQ&A Q3 2023 Market Research - Base CGM users (N=3,426).

The Glucotrack solution: a breakthrough long-term CBGM system

- A first-of-its-kind system that combines the best of **glucose monitoring** and **cardiac monitoring** technology in one device
- Built from FDA-approved components and familiar techniques to accelerate development and reduce regulatory risk


Loop Monitor

Transmitter
similar to
insertable loop monitors

+


Pacemaker

Sensor
similar to
pacemaker leads

+


CONTINUOUS
GLUCOSE MONITOR
TRANSMITTER
GLUCOSE SENSOR
SKIN
CELL
INTERSTITIAL FLUID
GLUCOSE
BLOOD VESSEL

Sensor Chemistry
similar to
conventional CGMs

=


Axillary Vein
Insertion Point
Subcutaneous
Device Location

CBGM
3-year longevity,
measures blood
with no wearable

Unlocking the full potential of CBGM

The CGM market isn't just underpenetrated—it's underserved

Non-Users With Known Barriers	Dissatisfied CGM Users	Satisfied CGM Users	Disconnected/ Unengaged
• Avoid CGMs due to cost, discomfort, lifestyle fit • Glucotrack addresses their specific concerns	• Struggle with on-body wear, sensor issues, lag, replacements • Glucotrack offers a better experience	• Already well-served by current solutions • Glucotrack improves on the standard of care	• Not currently tracking glucose due to burnout, denial, access, education • Glucotrack offers a passive, low-maintenance option

Glucotrack's addressable market includes current non-users, dissatisfied users, and those disengaged for care–representing both market fill and market expansion

Market segmentation: CGM non-users (~5M US)

Non-users with known barriers, disconnected/unengaged

Tier	Est. share	Description	Opportunity
Early adopters	20% (~1M)	Ready for CGM or ex-users but held back by skin irritation, stigma, or hassle	Would try a more discreet, implantable option like Glucotrack
Persuadable mid adopters	30% (~1.5M)	Motivated by better education, ease of use, provider recommendation	Addressable with targeted marketing and clinical education
Hard-to-convert	50% (~2.5M)	Deep systemic, economic, or psychosocial barriers (eg, low literacy, no tech access)	Conversion unlikely without a true game-changer that addresses health equity challenges

Source: JAMA, DiabetesMine, Close Concerns.

Glucotrack

Market segmentation: Current CGM users (~5M US)

Dissatisfied CGM users

Studies show **25%–35%** of users discontinue or are dissatisfied with device burden, adhesive issues, alerts, and supply hassles

- Addressable switchers: **~1.5M–1.75M** users
  - Glucotrack value prop aligns perfectly with these burdens

Satisfied CGM users

Already well-served by current solutions—**but not optimally**

- Users would consider switching for improvements in comfort, wearability, or data accuracy

The primary focus is non-users, however current CGM users offer an opportunity for incremental volume

Sources: JAMA, DiabetesMine, Close Concerns, dQ&A Q1 2018 Market Research - Base CGM users (N=1,306); dQ&A Q3 2023 Market Research - Base CGM users (N=3,426)

Total opportunity from switchers and non-users

Glucotrack addresses both: those left behind *and* those ready to leave current tech



26%
74%
38M people with diabetes
10M reimbursed and eligible for CGMs
100
75
50
25
0
17.5%
32.5%
50%
1.75M Dissatisfied CGM Users
3.25M Satisfied CGM Users
5M Non-Users
- Early adopters (~1M)
- Persuadable mid adopters (~1.5M)
- Hard-to-convert (~2.5M)

Glucotrack offers broad appeal to the 10M patients in underserved segments

Glucotrack

Development and regulatory timeline


Long-term OUS study begins
OUS study 6-mo Data
Acute study 1 week
OUS study 3-mo Data
2025
US Pilot IDE approval
US Pilot IDE submission
US Pilot study begins
US Pilot Pre-sub Meeting

Near-term milestones further establishing product performance; FDA regulatory process started

Development and regulatory timeline



OUS study 12-mo data
US Pilot 12-mo data
OUS study 24-mo data
FDA submission (1-year data)
2026
2027
2028
US pivotal IDE submission
US pilot 6-mo Data
US pivotal IDE approval
US pivotal study enrollment ends
US pilot 24-mo data
US pivotal study 1-year completion
US launch (1-year indication)

Proven clinical and regulatory strategy for FDA approval and commercialization

Engineered for what patients want (and conventional CGMs still can't deliver)

- **Unsurpassed longevity**: Placed once every 3 years in a 20-minute outpatient procedure (vs every 15 days)
- **Wearable-free comfort:** Fully implantable design eliminates on-body devices, improving lifestyle fit and compliance
- **Real-time blood glucose readings:** Uses blood (not interstitial fluid) for greater accuracy and trust
- **Simplified access and management:** No monthly reorders or bulky supplies—and no ongoing pre-auths
- **Streamlined for clinics, too:** Reduces burden on HCPs (1 referral vs 6 pre-auths over 3 years)

Implant once.
Monitor for years.
Unlock long-term adoption.



Not shown at actual size.

First-in-human study results: short-term OUS study

Primary endpoint achieved: No serious adverse events reported

Secondary endpoint met: Successful lead insertion & removal

- Procedure performed under local anesthesia
- Percutaneous lead insertion into subclavian vein using ultrasound & Seldinger technique
- Lead advanced ~4–5 cm via 5F sheath and connected to external electronics
- Placement confirmed via fluoroscopy
- Lead removed after up to 4 days with no complications


Axillary Vein
Insertion Point
Externalized
Device Location

These results are being shared at leading diabetes congresses, including ADA and ATTD

First-in-human study results cont.

Device performance

- Sensor lead & electronics performed as expected
- The prototype system accurately captured and stored sensor data throughout the insertion period, achieving a 99% data capture rate
- Average MARD was 7.7% across 122 matched pairs (BGM-CBGM)



36-hour glucose monitoring including FST 1; MARD=5.9%
Glucose (mg/dL)
400
350
300
250
200
150
100
50
0
0
6
12
18
24
30
36
Hours
CBGM Glucose
Blood Glucose

Our first-in-human results confirm the CBGM technology is ready for long-term clinical evaluation

Poised for impact. Positioned for growth.

Glucotrack is pioneering a fully implantable, long-term CBGM system engineered to overcome the limitations of traditional CGMs

Unlock adoption among the **~50% of patients not using CGM today**

Benefit from **strong market tailwinds** in diabetes, digital health, and GLP-1 driven growth

With a product that eliminates wearables, delivers real-time blood glucose readings, and lasts up to 3 years, Glucotrack is uniquely positioned to...

Convert users and non-users seeking a better experience

Scale efficiently with **regulatory de-risking, reimbursement alignment**, and a clear commercialization path

Let's bring the future of glucose monitoring to life — **together**

APPENDIX

Scientific meeting presentations

In Vivo Evaluation of Novel Long-Term Intravascular Continuous Blood Glucose Monitor in a Chronic Ovine Model
Authors: Paul V Goode, PhD; Michael Talcott, DVM; JP Thrower, PhD; Timothy L Routh, M Eng.; Jose Garcia; Stephen T Tapsak; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 24th Annual Diabetes Technology Meeting, October 15-17, 2024, Burlingame, CA.

Exploratory Study of Continuous Glucose Monitoring in the Epidural Space in Swine
Authors: Paul V Goode, PhD; Michael Talcott, DVM; JP Thrower, PhD; Timothy L Routh, M Eng.; Stephen T Tapsak; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 24th Annual Diabetes Technology Meeting, October 15-17, 2024, Burlingame, CA.

Evaluating Acceptance of a Continuous Blood Glucose Monitor for People with Insulin Requiring Diabetes
Authors: Kim Gerber, Richard Wood, Linda Parks, Drinda Benjamin, Samantha Wakil, Paul V Goode
Poster presentation at the Association of Diabetes Care and Education Specialists Annual Conference, August 9-12, 2024, New Orleans, LA.

In vivo evaluation of novel long-term intravascular implantable continuous blood glucose monitor in a chronic ovine model: A Glucotrack™ Inc. investigation
Authors: Paul V Goode, Mark A Tapsak, Michael Talcott, JP Thrower, Timothy L Routh, Stephen Tapsak, Jose Garcia.
Poster presentation at the American Diabetes Association 84th Scientific Session, June 21-24, 2024, Orlando, FL.

In silico modeling of a long-term implantable continuous blood glucose monitor – a joint investigation by Glucotrack Inc. and TTP
Authors: Justin R Buckland, Ilya Tarotin, Sven Ernst, Sophie A Meredith, Paul V Goode, JP Thrower, Mark A Tapsak.
Poster presentation at the American Diabetes Association 84th Scientific Session, June 21-24, 2024, Orlando, FL.

Glucotrack

Experienced, Dedicated Board of Directors

Luis J. Malavé, Chair

Mr. Malavé brings more than 30 years of leadership in the MedTech industry, primarily in diabetes management. He has extensive expertise in product development, operations, marketing, strategic partnerships, and FDA regulatory strategy. Luis spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as chief operating officer. He also held various senior positions at Medtronic plc and MiniMed.

John Ballantyne

Mr. Ballantyne brings over 20 years of experience on the executive team at the global biotechnology contract development and manufacturing organization, Aldevron. He co-founded the company in 1998 and served in the role of Chief Science Officer, helping to shape the company into a leader in advancing biological science, through its acquisition by Danaher. Mr. Ballantyne holds undergraduate degrees in Pharmacy from the Central Institute of Technology (Heretaunga, NZ) and University of Otago (Dunedin, NZ) and his PhD in Pharmaceutical Sciences from North Dakota State University.

Andy Balo

Mr. Balo brings decades of regulatory, clinical and quality experience in the medical technology industry. He was part of the original executive team at Dexcom and played a critical role in shaping the company's future. During his tenure of 22 years, he was responsible for numerous glucose monitoring regulatory submissions and clinical trials worldwide and coordinated quality activities across multiple manufacturing facilities. In March 2024, Mr. Balo retired from Dexcom as Executive Vice President of Clinical, Global Access, and Medical Affairs. Mr. Balo has also held leadership roles at St. Jude Medical, Baxter, Pacesetter, and Endocardial Solutions.

Erin Carter

Ms. Carter brings 30 years of executive-level finance experience in the medical device industry. From 2012 through March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering. Ms. Carter holds a BS in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California.

Allen Danzig

Mr. Danzig most recently served as Vice President, Assistant General Counsel, and Assistant Secretary of L3Harris Technologies, Inc., a global aerospace and defense technology contractor with $17 billion in annual revenue. Prior to its merger with Harris Corporation in 2019, Mr. Danzig served as Vice President, Assistant General Counsel, and Assistant Secretary at L3 Technologies, Inc. where he had been employed since 2006. Prior to his employment at L3, Mr. Danzig served in management positions with Celanese Corporation and The Hertz Corporation. He received his undergraduate degree from Adelphi University and law degree from Pace University School of Law and is a member of the New York State Bar.

Robert Fischell, PhD

Dr. Fischell is an inventor and serial entrepreneur with over 160 issued US patents. Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology. He has been the founder of numerous companies, including Pacesetter Systems, Inc. (acquired by Siemens), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc. He was the inventor of the first implantable insulin pump (which became Minimed, which was later sold to Medtronic).

Thank You